UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

enGene Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-41854	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Rue Frederick Banting Saint-Laurent, QC, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 332-4888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A common share, at an exercise price of $11.50 per share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

Business Combination

On October 31, 2023 (the “Closing Date”), Forbion European Acquisition Corp., a Cayman Islands exempted company and a special purpose acquisition corporation (“FEAC”), enGene Inc., a corporation incorporated under the laws of Canada (“enGene”), and enGene Holdings Inc. (the “registrant” or “New enGene”) consummated the previously announced business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of May 16, 2023 (as amended, the “Business Combination Agreement”). As a result of the Business Combination, New enGene became a publicly traded company, with enGene, a subsidiary of New enGene, continuing the existing business operations. The ordinary shares and warrants of New enGene will commence trading on the Nasdaq Global Market under the symbols “ENGN” and “ENGNW,” respectively, on November 1, 2023.

The Business Combination was completed pursuant to the Business Combination Agreement through, among other things, the following series of transactions; terms used herein but not otherwise defined herein shall have the meaning set forth in Section 1.1 of the Business Combination Agreement:

•

on September 5, 2023, FEAC incorporated 15333881 Canada Inc., a corporation incorporated under the laws of Canada and a direct wholly owned subsidiary of FEAC (“Can Merger Sub”) and on September 6, 2023, New enGene incorporated enGene Cayman Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of New enGene (“Cayman Merger Sub”);

•

pursuant to a Sponsor and Insiders Letter Agreement entered into concurrently with the execution and delivery of the Business Combination Agreement (the “Sponsor and Insiders Letter Agreement”), on October 27, 2023, Forbion Growth Sponsor FEAC I B.V., a private limited liability company incorporated in The Netherlands (the “Sponsor”), surrendered, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the Sponsor to FEAC into private placement warrants of FEAC (“FEAC Private Placement Warrants”), 1,789,004 FEAC Class B Shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration (the “Surrender”), effective immediately prior to the Class B Conversion (as defined below);

•	on October 27, 2023, each FEAC Class B Share that remained outstanding following the Surrender was exchanged for one FEAC Class A Share (the “Class B Conversion”);

•

on October 30, 2023, Cayman Merger Sub merged with and into FEAC with FEAC as the surviving entity pursuant to a plan of merger under the laws of the Cayman Islands (the “Cayman Merger”), and pursuant thereto: (i) New enGene issued to the holders of FEAC Shares (including the Sponsor but excluding the holders of any dissenting FEAC Shares) New enGene Shares in exchange for such holders’ FEAC Shares and such FEAC Shares were not cancelled but were transferred to New enGene, (ii) FEAC thereby became a wholly owned subsidiary of New enGene, and (iii) each issued share of Cayman Merger Sub was exchanged for a FEAC Class A Share as the surviving entity, and Cayman Merger Sub (having merged into FEAC) ceased to exist as a separate entity by virtue of the Cayman Merger;

•

concurrently with the Cayman Merger, and effective at the same time the Cayman Merger became effective under Cayman Islands law, (i) New enGene assumed the warrants of FEAC to purchase one FEAC Class A Share at an exercise price of $11.50 per share, subject to adjustment (as so assumed, “New enGene Warrants”) pursuant to a warrant assignment, assumption and amendment agreement, (ii) FEAC as the entity surviving the Cayman Merger issued to New enGene a non-interest bearing demand promissory note payable denominated in Canadian dollars (“C$”) having a principal amount equal to the fair market value of the FEAC Warrants assumed by New enGene (“Note 3”) in consideration of the assumption by New enGene of obligations under the FEAC Warrants (as so assumed, New enGene Warrants), and (iii) New enGene redeemed the initial Class B common shares of New enGene held by the sole shareholder of New enGene for an amount equal to the amount of capital that the sole shareholder of New enGene contributed for purposes of the incorporation of New enGene (such transactions, together with the Cayman Merger, the “Cayman Reorganization”);

•

following the Cayman Reorganization, FEAC filed an election to change its classification for U.S. federal income tax purposes from a corporation to an entity disregarded as separate from its owner New enGene, to be effective as of the beginning of the Closing Date (the “U.S. Entity Classification Election” and, together with the Cayman Reorganization, the “FEAC Reorganization”);

•

on the Closing Date and pursuant to the Plan of Arrangement, subsequent to the FEAC Reorganization becoming effective and prior to the consummation of the PIPE Financing (as defined below), FEAC loaned to New enGene an amount equal to the total funds held in its Trust Account (subject to certain deductions described in the Business Combination Agreement), less the principal amount of Note 3 (together, the “Loan Amount”) in consideration for which New enGene issued a C$ denominated non-interest bearing demand promissory note to FEAC having a principal amount equal to the Loan Amount converted into its Canadian dollar equivalent based on 1.3833 (the C$:U.S.$ Bank of Canada daily exchange rate on the business day immediately prior to the Closing Date), following which FEAC sold to New enGene, and New enGene purchased, all of the outstanding common shares of Can Merger Sub for a purchase price of C$10 (the “Can Merger Sub Share Sale”);

•	following the Can Merger Sub Share Sale but prior to the Amalgamation, the PIPE Financing was consummated;

•

subsequent to the Can Merger Sub Share Sale and PIPE Financing, Can Merger Sub and enGene amalgamated pursuant to the Plan of Arrangement (the “Amalgamation” the date of the Amalgamation being the “Closing Date”), and pursuant to the Amalgamation, (i) each enGene Share outstanding immediately prior to the Amalgamation was exchanged for New enGene Shares at the enGene Exchange Ratio and each enGene Warrant outstanding immediately prior to the Amalgamation was exchanged for New enGene Warrants per the enGene Exchange Ratio; (ii) each Can Merger Sub share outstanding immediately prior to the Amalgamation was exchanged for one common share in the authorized share capital of the amalgamated entity; and (iii) in consideration for the issuance of New enGene Shares, the amalgamated entity issued its common shares to New enGene; and

•

following the Amalgamation, New enGene continued from being a corporation incorporated under and governed by the Canada Business Corporations Act to a company continued to and governed by the Business Corporations Act (British Columbia).

The transactions described above, together with the other transactions contemplated by the Business Combination Agreement, are hereinafter referred to as the “Transactions.” The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Holders of 10,379,144 FEAC Class A Shares elected to have their shares redeemed in connection with the Business Combination.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “registrant,” “New enGene,” “we,” “us,” and “our” refer to enGene Holdings Inc., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Transactions (the “Closing”).

In addition, certain information contained in the proxy statement/prospectus (the “Proxy Statement/Prospectus”) contained in New enGene’s registration statement on Form S-4 (Registration No. 333-273851), as amended (the “Form S-4 Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) is incorporated herein by reference as specified below.

Item 1.01.	Entry into a Material Definitive Agreement.

The Introductory Note to this Current Report on Form 8-K discusses the consummation of the Transactions and various other transactions and events contemplated by the Business Combination Agreement which took place on or prior to the Closing Date and is incorporated herein by reference. In addition, the information contained in the Proxy Statement/Prospectus under the headings “The Business Combination Agreement” and “Ancillary Agreements Related to the Business Combination” is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, New enGene, FEAC, the Sponsor Holders (as defined in the Registration Rights Agreement) and the enGene Holders (as defined in the Registration Rights Agreement) entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, New enGene granted the Sponsor Holders and the enGene Holders certain customary registration rights with respect to their respective Equity Securities (as defined in the Registration Rights Agreement) of New enGene, in each case, on the terms and subject to the conditions described therein.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a form of which is filed as Exhibit 10.8 hereto, and the terms of which are incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New enGene entered into indemnification agreements with each of its directors and of its executive officers (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”). Each Indemnification Agreement provides for the indemnification by New enGene of the director or executive officer party thereto to the fullest extent permitted under Canadian law and the Business Corporation Act (British Columbia). In addition, the Indemnification Agreements provide, to the fullest extent permitted by Canadian law, the advancement of all expenses actually and reasonably incurred by New enGene’s directors and executive officers in connection with a legal proceeding involving his or her status as a director, executive officer, officer or employee.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of each such indemnification agreement, a form of which is attached hereto as Exhibit 10.25 and is incorporated herein by reference.

Warrant Assumption Agreement

On October 30, 2023, FEAC, enGene, New enGene and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), entered into that certain Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”) pursuant to which New enGene assumed the warrants of FEAC to purchase one FEAC Class A Share at an exercise price of $11.50 per share, subject to adjustment (the “FEAC Warrants,” and as so assumed, “New enGene Warrants”).

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Warrant Assumption Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K discusses the consummation of the Transactions and various other transactions and events contemplated by the Business Combination Agreement which took place on or prior to the Closing Date and as a result of which, among other things, enGene and FEAC became wholly owned subsidiaries of New enGene, and such description is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Current Report on Form 8-K states that if the registrant was formerly a shell company, as New enGene was immediately before the Business Combination, then following the closing of the transaction in which the registrant ceases to be a shell company, the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New enGene is providing the information below that would be included in a Registration Statement on Form 10 if it were to file such a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). New enGene’s forward-looking statements include, but are not limited to, statements regarding New enGene’s expectations, hopes, beliefs, intentions, goals or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and similar expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K, including the information incorporated herein by reference, may include, for example, statements about:

•	the expected benefits of the Business Combination;

•	New enGene’s financial performance following the Business Combination, including financial projections and business metrics and any underlying assumptions thereunder;

•	the ability to maintain the listing of New enGene securities on a national securities exchange following the Business Combination;

•	New enGene’s success in recruiting and retaining, or changes required in, officers, key personnel or directors following the completion of the Business Combination;

•	New enGene’s plans and ability to execute product development, manufacturing process development, preclinical and clinical development efforts successfully and on anticipated timelines;

•

New enGene’s ability to design, initiate and successfully complete clinical trials and other studies for its product candidates and its plans and expectations regarding its ongoing or planned clinical trials;

•

New enGene’s plans and ability to obtain and maintain marketing approval from the U.S. Food and Drug Administration and other regulatory authorities, including the European Medicines Agency, for its product candidates;

•	New enGene’s plans and ability to commercialize its product candidates, if approved by applicable regulatory authorities;

•	the degree of market acceptance of New enGene’s product candidates, if approved, and the availability of third-party coverage and reimbursement;

•	the ability of New enGene’s external contract manufacturers to support the manufacturing, release testing, stability analysis, clinical labeling and packaging of New enGene’s products;

•	New enGene’s future financial performance and the sufficiency of New enGene’s cash and cash equivalents to fund its operations;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•	New enGene’s ability to implement and maintain effective internal controls.

All forward-looking statements, including, without limitation, our examination of historical operating trends, are based upon our current expectations and various assumptions. Certain assumptions made in preparing the forward-looking statements include:

•

New enGene is able to recruit and retain qualified scientific and management personnel, establish clinical trial sites and patient registration for clinical trials and acquire technologies complementary to, or necessary for, its programs;

•

New enGene is able to enroll a cohort of patients in the Phase 2 LEGEND trial to assess EG-70’s efficacy and safety in the BCG-naïve patient population to evaluate its ultimate potential as a monotherapy in first line patients and expanding EG-70’s opportunity;

•	New enGene is able to file a Biologics License Application in 2025 with the FDA for approval to market EG-70 in the United States as a monotherapy to treat BCG-unresponsive NMIBC;

•	EG-70’s product profile can be integrated seamlessly into community urology clinics where the vast majority of NMIBC patients are treated;

•	New enGene is able to retain commercial rights to EG-70 in the United States and commercialize EG-70 independently, while selectively partnering outside of the United States;.

•	New enGene is able to execute the “pipeline-in-a-product” development strategy for EG-70; and

•	New enGene is able to utilize the DDX gene delivery platform to develop effective, new agents for the delivery of genetic medicines to mucosal tissues.

You should not place undue reliance on these forward-looking statements, which may affect our business, financial condition and operating results. The following uncertainties and factors, including among other things those described in “Risk Factors” referred to below, could affect future performance and actual results to differ materially and adversely from those expressed in, anticipated or implied by forward-looking statements:

•	the ability of New enGene to continue to meet stock exchange listing standards following the consummation of the Business Combination;

•	the risk that the consummation of the Business Combination disrupts current plans and operations of enGene;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the net cash proceeds to New enGene following redemptions and transaction expenses;

•	risks applicable to enGene’s business, including the extensive regulation of all aspects of enGene’s business, competition from other existing or newly developed products and treatments;

•

risks associated with the protection of intellectual property, New enGene’s ability to raise additional capital to fund its produce development activity, and its ability to maintain key relationships and to attract and retain talented personnel;

•	the possibility that enGene or New enGene may be adversely affected by changes in domestic and foreign business, market, financial, political, legal conditions and laws and regulations; or

•	other risks and uncertainties set forth in the section entitled “Risk Factors” in this Current Report on Form 8-K, including the information incorporated herein by reference.

In addition, statements that “we believe” and similar statements reflect beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this Current Report on Form 8-K. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

BUSINESS

The business of New enGene after the Business Combination is described in the Proxy Statement/Prospectus under the heading “Business of enGene” beginning on page 300 and that information is incorporated herein by reference.

RISK FACTORS

The risks associated with New enGene’s business are described in the Proxy Statement/Prospectus under the heading “Risk Factors — Risks Related to enGene and New enGene’s Business Following the Business Combination” (including, “— Risks Relating to Our Business,” “— Regulatory Risks,” “— Risks Related to International Operations,” “— Risks Related to Our Intellectual Property,” “— Risks Related to Acquisitions and Collaborations” and “— Risks Relating to Investment in New enGene’s Securities”) beginning on page 73 and “Risk Factors — Risks Related to Being a Public Company” beginning on page 155 and are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of New enGene. Reference is also made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information of FEAC” beginning on page 275, and “Selected Historical Financial Information of enGene” beginning on page 278. Reference is further made to the Quarterly Report on Form 10-Q filed by FEAC with the SEC on October 30, 2023 (the “FEAC Q3 2023 10-Q”) in the section entitled “Part I, Item 1. Financial Information” and the disclosure contained in the FEAC Q3 2023 10-Q in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, each of which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Proxy Statement/Prospectus under the heading “enGene’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 338 is incorporated herein by reference.

PROPERTIES

The facilities of New enGene are described in the Proxy Statement/Prospectus in the section entitled “Business of enGene — Facilities” beginning on page 336 and such description is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of New enGene Shares immediately following consummation of the Business Combination by:

•	each person known to New enGene to be the beneficial owner of more than 5% of New enGene Shares upon giving effect to the proposed Business Combination;

•	each director and each of New enGene’s named executive officers; and

•	all current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all New enGene Shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of New enGene Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, we deem shares that a person will have the right to acquire within 60 days following the Closing Date, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional New enGene Shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Voting Power
New enGene greater than 5% holders
Forbion Growth (1)	8,169,004	31.9%
Lumira Ventures III, L.P. and affiliates (2)	3,381,853	14.4%
Forbion Capital Fund III Coöperarief U.A. (3)	3,369,275	14.2%
Fonds de solidarité des travailleurs du Québec (4)	3,088,682	13.1%
Biotechnology Value Fund, L.P. and affiliates (5)	3,196,439	13.2%
New enGene directors and named executive officers
Jason D. Hanson (6)	1,216,266	5.0%
Dr. Anthony T. Cheung (7)	535,442	2.3%
Dr. James C. Sullivan (6)	112,465	*
Dr. Gerald Brunk (8)	3,381,853	14.4%
Jasper Bos (9)	—	—%
Dr. Richard Glickman (10)	90,436	* %
New enGene directors and executive officers as a group (9 persons)	5,535,972	21.6%

*	Less than 1%.

Unless otherwise indicated, the address of each person named below is c/o enGene Holdings Inc., 7171 Rue Frederick Banting, Saint-Laurent, QC H4S 1Z9, Canada.

(1)

Forbion Growth Sponsor FEAC I B.V., or Sponsor, is the record holder of 3,765,932 of the New enGene Shares reported herein. Forbion Growth Opportunities Fund I Cooperatief U.A. (“FGOF”) is the record holder of 2,000,000 New enGene Shares reported herein. The number of shares reported also includes warrants held by Sponsor that may be exercised to acquire 1,736,406 New enGene Shares, and warrants held by FGOF that may be exercised to acquire 666,666 New enGene Shares, in each case that are exercisable within 60 days following October 31, 2023. FGOF wholly owns the Sponsor and therefore the Sponsor and FGOF have shared voting and investment power over the New enGene Shares held by the Sponsor. Forbion Growth Management B.V. (“Forbion Management”) is the sole director of FGOF and therefore shares voting and investment power (i) with FGOF over the New enGene Shares that will be held by FGOF and (ii) with FGOF and, indirectly, the Sponsor, over the New enGene Shares that will be held by the Sponsor. Forbion Management exercises voting and investment power through its investment committee (the “Investment Committee”) consisting of Sander Slootweg, Martien van Osch, Geert-Jan Mulder, Vincent van Houten, Dirk Kersten, Nanna Lüneborg, Wouter Joustra and Jasper Bos. None of the members of the Investment Committee has individual voting and investment power with respect to the FEAC Shares, and each such member disclaims beneficial ownership of the FEAC Shares except to the extent of his or her proportionate pecuniary interest therein. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra, who are directors of the Sponsor, have voting and investment discretion with respect to the New enGene Shares owned by the Sponsor and may be deemed to have indirect shared beneficial ownership of the New enGene Shares owned by the Sponsor. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra each disclaim beneficial ownership over the New enGene Shares except to the extent of their pecuniary interest therein. FGOF, Sponsor, Forbion Management and such members of the Investment Committee each disclaims any affiliation with Forbion III and its directors, officers or other affiliates. The business address of the above-named Forbion persons is c/o Forbion, Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(2)

Consists of 1,341,790 shares held by Lumira Ventures III, L.P. (“Lumira III”), 44,647 shares held by Lumira Ventures III (International), L.P. (“Lumira III Int’l”), 348,686 shares held by Lumira Ventures IV, L.P. (“Lumira IV”), 83,816 shares held by Lumira Ventures IV (International), L.P. (“Lumira IV Int’l”), 1,077,386 shares held by Merck Lumira Biosciences Fund, L.P. (“Merck-Lumira”), and 152,974 shares held by Merck Lumira Biosciences Fund (Québec), L.P. (“Merck-Lumira B” and, together with Lumira III, Lumira III Int’l, Lumira IV, Lumira IV Int’l, and Merck-Lumira, the “Lumira entities”). The number of shares reported also includes warrants held by Lumira III that may be exercised to acquire 114,945 New enGene Shares, warrants held by Lumira III Int’l that may be exercised to acquire 3,825 New enGene Shares, warrants held by Lumira IV that may be exercised to acquire 38,301 New enGene Shares, warrants held by Lumira IV Int’l that may be exercised to acquire 9,207 New enGene Shares, warrants held by Merck-Lumira that may be exercised to acquire 145,603 New enGene Shares, and warrants held by Merck-Lumira B that may be exercised to acquire 20,673 New enGene Shares, in each case that are exercisable within 60 days following October 31, 2023. Lumira III and Lumira III Int’l are controlled by their general partner, Lumira Ventures III GP, L.P., and managed by Lumira Capital Investment Management Inc. (“Lumira Mgmt”). Lumira Ventures III GP, L.P. is controlled by its general partners, Lumira III GP Inc. and Lumira III GP Holdings Co. Lumira IV and Lumira IV Int’l are controlled by their general partner, Lumira IV GP 2020 Inc., and managed by Lumira Mgmt. Merck-Lumira and Merck-Lumira B are controlled by their general partner, Lumira Capital GP, L.P., and managed by Lumira Mgmt. Lumira Capital GP, L.P. is controlled by its general partners, Lumira GP Inc. and Lumira GP Holdings Co. Dr. Brunk is an executive officer of each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Mgmt. Each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co., Lumira Mgmt and Dr. Brunk may be deemed to beneficially own the securities held by the respective Lumira entities, but each disclaims beneficial ownership except to the extent of their respective pecuniary interests therein, if any. The business address of the Lumira entities 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

(3)

The number of shares reported includes warrants that may be exercised to acquire 475,076 New enGene Shares that are exercisable within 60 days following October 31, 2023. Forbion III Management B.V. (“Forbion III”) is the director of Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) with voting and investment power over the shares held by Forbion III COOP. Such voting and investment power are exercised by Forbion III through its investment committee, consisting of H. A. Slootweg, M. A. van Osch, G. J. Mulder, H.N. Reithinger, Dr. M. Boorsma and S. J. H. van Deventer. None of the members of the investment committee have individual voting and investment power with respect to such shares, and the members of the investment committee, including Dr. Boorsma, who is currently a director of enGene, disclaim beneficial ownership of such shares except to the extent of their proportionate pecuniary interests therein. Forbion III COOP disclaims any affiliation with FEAC, Sponsor, or any of FEAC’s or Sponsor’s direct or indirect directors, officers or other affiliates. The business address of Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(4)

The number of shares reported includes warrants that may be exercised to acquire 446,572 New enGene Shares that are exercisable within 60 days following October 31, 2023. Fonds de solidarité des travailleurs du Québec (the “Fonds”) is managed by a 19-member board of directors, which is majority independent and includes Mr. Claude Séguin, the chair of the board, and Ms. Janie C. Béïque, who is also the President and Chief Executive Officer of the Fonds. Investment power over the enGene shares held by the Fonds is exercised either by its board of directors or by a 9-member investment committee of the Fonds’ board of directors, which is majority independent and includes Pierre-Maurice Vachon, who is also a President of the Fonds, and Magali Picard, who is also first vice-chair of the board. None of the members of the Fonds’ board of directors or investment committee have individual voting or investment power over the enGene shares held by the Fonds. Mr. Séguin, Ms. Béïque, Mr. Vachon and Ms. Picard each disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein. The business address of the Fonds is 545 Crémazie Blvd. East, Suite 200, Montréal, Québec, Canada H2M 2W4.
(5)

Consists of 1,204,412 New enGene Shares held by Biotechnology Value Fund, L.P. (“BVF”), 912,776 New enGene Shares held by Biotechnology Value Fund II, L.P. (“BVF2”), 104,257 New enGene Shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and 29,592 New enGene Shares held by MSI BVF SPV, LLC (“MSI BVF”). The number of shares reported also includes warrants held by BVF that may be exercised to acquire 505,835 New enGene Shares, warrants held by BVF2 that may be exercised to acquire 383,352 New enGene Shares, warrants held by Trading Fund OS that may be exercised to acquire 43,786 New enGene Shares, and warrants held by MSI BVF that may be exercised to acquire 12,429 New enGene Shares, in each case that are exercisable within 60 days following October 31, 2023.BVF I GP LLC (“BVF GP”) is the general partner of BVF, and may be deemed to beneficially own the New enGene Shares held by BVF; BVF II GP LLC (“BVF2 GP”) is the general partner of BVF2, and may be deemed to beneficially own the New enGene Shares held by BVF2; BVF Partners OS Ltd. (“Partners OS”) is the general partner of Trading Fund OS, and may be deemed to beneficially own the New enGene Shares held by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”) is the sole member of each of BVF GP and BVF2 GP, and may be deemed to beneficially own the New enGene Shares beneficially owned by BVF and BVF2. BVF Partners L.P. (“Partners”) is the investment manager of BVF, BVF2, Trading Fund OS and MSI BVF and the sole member of Partners OS, and may be deemed to beneficially own the New enGene Shares beneficially owned by BVF, BVF2, Trading Fund OS, and MSI BVF. BVF Inc. is the general partner of Partners, and may be deemed to beneficially own the New enGene Shares beneficially owned by Partners. Mark N. Lampert is a director and officer of BVF Inc., and may be deemed to beneficially own the New enGene Shares beneficially owned by BVF Inc. Each of BVF GP, BVF2 GP, Partners OS, BVF GPH, Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, Trading Fund OS and MSI BVF. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, MSI BVF, Partners, BVF Inc. and Mark N. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(6)	Represents options to acquire New enGene Shares that are exercisable within 60 days following October 31, 2023.
(7)	Consists of 49,933 New enGene Shares and options to acquire 485,509 New enGene Shares that are exercisable within 60 days following October 31, 2023.
(8)

Consists of New enGene Shares and warrants to purchase New enGene Shares held by the Lumira entities. See footnote (2) above. Dr. Brunk is an executive officer of certain entities controlling and/or managing the Lumira entities. Dr. Brunk disclaims beneficial ownership of the New enGene Shares held by the Lumira entities, except to the extent of his pecuniary interest therein, if any.

(9)

Mr. Bos is a director of Sponsor, and a member of the investment committee of Forbion Management. Mr. Bos disclaims beneficial ownership over the New enGene Shares held by Sponsor and FGOF, except to the extent of his proportionate pecuniary interest therein.

(10)	Consists of 24,555 New enGene Shares and options to acquire 65,881 New enGene Shares that are exercisable within 60 days following October 31, 2023.

DIRECTORS AND EXECUTIVE OFFICERS

The disclosure contained in the Proxy Statement/Prospectus under the heading “Directors and Executive Officers of New enGene After the Business Combination” beginning on page 380 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosures contained in the Proxy Statement/Prospectus under the heading “enGene’s Executive and Director Compensation” beginning on page 371 and “Directors and Executive Officers of New enGene After the Business Combination — Compensation Committee Interlocks and Insider Participation” on page 387 are incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain relationships and related party transactions and director independence of New enGene are described in the Proxy Statement/Prospectus under the headings “Certain Relationships and Related Party Transactions” beginning on page 409, and “Directors and Executive Officers of New enGene After the Business Combination — Independence of the Members of the Board of Directors” on page 383, and that information is incorporated herein by reference. enGene, as a private company, does not have a formal written related party transaction policy. New enGene will implement policies and procedures with respect to the approval of related party transactions concurrently with the Closing.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of enGene — Legal Proceedings” beginning on page 337 and that information is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

New enGene’s common shares are expected to begin trading on The Nasdaq Global Market under the symbol “ENGN” and New enGene’s warrants are expected to begin trading on The Nasdaq Global Market under the symbol “ENGNW” on November 1, 2023, in lieu of the ordinary shares, units and warrants of FEAC. New enGene has not paid any cash dividends on its common shares to date. It is the present intention of New enGene’s board of directors to retain future earnings for the development, operation and expansion of its business, and New enGene’s board of directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of New enGene’s board of directors and will be contingent upon New enGene’s future revenues and earnings, as well as its capital requirements and general financial condition and restrictions that may be contained in debt agreements.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of New enGene Shares in connection with the Transactions, which disclosure is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The disclosure contained in the Proxy Statement/Prospectus under the headings “Proposal No. 2 — The Governing Documents Proposal — Comparison of Corporate Governance and Shareholder Rights” beginning on page 231, and “— Description of New enGene Securities” beginning on page 389 is incorporated herein by reference. The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K concerning the Indemnification Agreements, which disclosure is incorporated herein by reference. Further information about the indemnification of New enGene’s directors and executive officers is set forth in Item 20 of the Form S-4/A Registration Statement under the caption “New enGene” beginning on page II-1 and that information is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

PIPE Financing

On May 16, 2023, concurrently with the execution of the Business Combination Agreement, FEAC, New enGene and certain investors (the “PIPE Investors”) entered into subscription agreements (the “Subscription Agreements” and each a “Subscription Agreement”) pursuant to which, among other things, the PIPE Investors agreed, subject to the completion of each element of the Transactions (other than those Transactions that are scheduled to be completed following the Closing Date), to subscribe for and purchase, and FEAC agreed that it would issue and sell to the PIPE Investors (which obligation will be assumed (the “Assumption”) by New enGene after the completion of the FEAC Reorganization and prior to the consummation of the PIPE Financing (as defined below) the number of FEAC Class A Shares (or after the Assumption, New enGene Shares) provided for in the applicable Subscription Agreement. Pursuant to the Subscription Agreements, as amended by the Side Letter Agreements (as defined below), and the Assumption, in connection with the consummation of the Business Combination, New enGene issued to the PIPE Investors collectively 6,435,441 New enGene Shares and 2,702,791 New enGene Warrants for an aggregate purchase price equal to $56,891,682 (the “PIPE Financing”).

Immediately following the execution and delivery of the Subscription Agreements, FEAC and New enGene also entered into a side letter with each PIPE Investor (the “Side Letter Agreement” and collectively, the “Side Letter Agreements”) to amend the relevant Subscription Agreement and which, together with the relevant Subscription Agreement, reflects the total number of FEAC Class A Shares and FEAC Warrants to be issued by FEAC (or after the Assumption, the total number of New enGene Shares and New enGene Warrants to be issued by New enGene) pursuant to the PIPE Financing in consideration of the purchase price set forth in the relevant Subscription Agreement.

The New enGene Shares and New enGene Warrants issued to the Subscribers in the PIPE Financing were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) promulgated under the Securities Act.

The foregoing description of the Subscription Agreements and the Side Letter Agreements is subject to and qualified in its entirety by reference to the full text of the Subscription Agreements and the Side Letter Agreements, forms of which are attached as Exhibit 10.2 and Exhibit 10.3, respectively, to the Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Non-Redemption Agreement

On May 16, 2023, concurrently with the execution of the Business Combination Agreement, FEAC and a FEAC shareholder entered into a non-redemption agreement (the “Non-Redemption Agreement”), pursuant to which, among other things, FEAC agreed to issue an additional 26,575 FEAC Class A Shares and 81,158 FEAC Warrants (or after the Assumption, New enGene to issue additional New enGene Shares and New enGene Warrants) to such FEAC shareholder in consideration of such FEAC shareholder’s commitment (i) to vote or cause to be voted all of its 166,665 FEAC Class A Shares in favor of the Transaction Proposals and (ii) not to redeem its 166,665 FEAC Class A Shares in connection with the approval of the Business Combination by the shareholders of FEAC. On the Closing Date, New enGene issued such additional New enGene Shares and New enGene Warrants to such shareholder in accordance with the terms of the Non-Redemption Agreement.

The New enGene Shares and New enGene Warrants issued to such shareholder in accordance with the terms of the Non-Redemption Agreement were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The foregoing description of the Non-Redemption Agreement is subject to and qualified in its entirety by reference to the full text of the Non-Redemption Agreement, a form of which is attached as Exhibit 10.7 to this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Closing and effective as of the Closing Date, New enGene adopted the Articles of enGene Holdings Inc. in the form annexed to Proxy Statement/Prospectus as Annex F (and filed as Exhibit 3.1 to the Form S-4/A Registration Agreement), which is incorporated herein by reference. Reference is made to the sections of the Proxy Statement/Prospectus captioned “Proposal No. 2 — The Governing Documents Proposal” beginning on page 227, “— Comparison of Corporate Governance and Shareholder Rights” beginning on page 231, and “Description of New enGene Securities” beginning on page 389, for a description of the terms of the New enGene Shares, each of which is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1 — The Business Combination Proposal,” beginning on page 173, which is incorporated herein by reference. Further reference is made to the information contained in the Introductory Note to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers of New enGene

Effective as of the Closing Date, the directors and executive officers of New enGene are as described in the Proxy Statement/Prospectus under the heading “Directors and Executive Officers of New enGene After the Business Combination” beginning on page 380, which disclosure is incorporated herein by reference. The information set forth above in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions, and Director Independence” is incorporated herein by reference.

Incentive Equity Plan

At the extraordinary general meeting of FEAC shareholders held October 24, 2023, in connection with the approval of the Business Combination, shareholders adopted the enGene Holdings Inc. 2023 Incentive Equity Plan in the form annexed to the Proxy Statement/Prospectus as Exhibit G to Annex A (the “Incentive Equity Plan”). The material features of the Incentive Equity Plan are described in the Proxy Statement/Prospectus under the headings “Proposal No. 4 — The Incentive Equity Plan Proposal” beginning on page 243, and such description is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Incentive Equity Plan, which is included as Exhibit 10.20 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 to this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on October 31, 2023, New enGene’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of New enGene. A copy of the Code of Business Conduct and Ethics can be found on New enGene’s website at www.engene.com. The information on New enGene’s website is not incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

On October 31, 2023, as a result of the consummation of the Business Combination, each of FEAC and New enGene ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus under the heading “Proposal No. 1 — The Business Combination Proposal” beginning on page 173 which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), the following financial statements of enGene are incorporated by reference to such financial statements appearing on pages F-2 to F-80 of the Proxy Statement/Prospectus:

•

Unaudited condensed consolidated balance sheets as of July 31, 2023, and October 31, 2022; and the related condensed consolidated statements of operations and comprehensive loss for the three and nine months ended July 31, 2023, and 2022, condensed consolidated statements of redeemable convertible preferred shares and shareholders’ deficit for the three and nine months ended July 31, 2023 and 20223, and the condensed consolidated statements of cash flows for the nine months ended July 31, 2023 and 2022; and

•

Audited consolidated balance sheet as of October 31, 2022 and 2021; and the related consolidated statements of operations and comprehensive loss, consolidated statements of redeemable convertible preferred shares and shareholders’ deficit, and consolidated statements of cash flows for the years ended October 31, 2022, 2021, and 2020.

In addition, the following financial statements of New enGene are incorporated by reference to such financial statements appearing on pages F-130 to F-138 of the Proxy Statement/Prospectus:

•

Audited balance sheets as of July 31, 2023; and the related statement of operations and comprehensive loss, statement of redeemable common shares and shareholder’s deficit, and statement of cash flows for April 24, 2023 (inception) to July 31, 2023.

In accordance with Rule 12b-23, the following financial statements of FEAC are incorporated by reference to such financial statements appearing on pages F-107 to F-129 of the Proxy Statement/Prospectus:

•

Audited balance sheets as of December 31, 2022 and 2021, the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2022, and for August 9, 2021 (inception) through December 31, 2021.

In addition, the following financial statements of FEAC are filed as Exhibit 99.2 to this Current Report on Form 8-K:

•

Unaudited condensed balance sheets as of September 30, 2023 and December 31, 2022, and the related condensed consolidated statements of operations for the three and nine months ended September 30, 2023 and September 30, 2022, condensed statements of changes in shareholders’ deficit for the three and nine months ended September 30, 2023 and September 30, 2022, and condensed statements of cash flows for the nine months ended September 30, 2023 and September 30, 2022.

(b) Pro Forma Financial Information.

In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding New enGene to reflect the consummation of the Transactions as of July 31, 2023, and for the nine months ended July 31, 2023 and for the year ended October 31, 2022, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Business Combination Agreement, dated May 16, 2023, by and among FEAC, enGene and New enGene (incorporated by reference to Exhibit 2.1 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023). +

3.1	Articles of New enGene (incorporated by reference to Exhibit 3.1 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

4.1	Specimen Class A Common Share Certificate of New enGene (incorporated by reference to Exhibit 4.1 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

4.2	Specimen Warrant Certificate of New enGene (incorporated by reference to Exhibit 4.3 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

4.3	Warrant Assignment, Assumption and Amendment Agreement, dated as of October 30, 2023, among FEAC, enGene, New enGene and Continental Stock Transfer & Trust Company.*

4.4	Warrant Agreement, dated December 9, 2021, between FEAC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated herein by reference to Exhibit 4.1 of FEAC’s Current Report on Form 8-K filed with the SEC on December 14, 2021).

10.1	Sponsor and Insiders Letter Agreement, dated May 16, 2023, by and among FEAC, the Sponsor, Forbion Growth Opportunities Fund I Cooperatief U.A., enGene, New enGene and the other parties named therein (incorporated by reference to Exhibit 10.1 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.3	Form of Subscription Agreement Side Letter Agreement (incorporated by reference to Exhibit 10.3 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.4	Form of enGene Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.5	Form of enGene Voting Agreement (incorporated by reference to Exhibit 10.5 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.6	FEAC Voting Agreement, dated May 16, 2023, by and among, the Sponsor Parties, enGene and New enGene (incorporated by reference to Exhibit 10.4 of FEAC’s Form 8-K/A (No. 001-41148) filed with the SEC on May 22, 2023).

10.7	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.8 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.8	Registration Rights Agreement, dated October 31, 2023, by and among enGene Holdings Inc., Forbion European Acquisition Corp. and each of the Holders identified therein.*

10.9	Private Placement Warrants Purchase Agreement, dated December 9, 2021, by and between FEAC and the Company and the Sponsor (incorporated by reference to Exhibit 10.4 to FEAC’s Current Report on Form 8-K filed on December 14, 2021).

10.10	Loan and Security Agreement, dated December 30, 2021, by and among enGene, enGene USA, Inc. and Hercules Capital Inc (incorporated by reference to Exhibit 10.13 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).#+

10.11	Non-Exclusive License Agreement, dated April 10, 2020, by and between enGene and Nature Technology Corporation (incorporated by reference to Exhibit 10.14 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).#+

10.12	Master Service Agreement, dated November 11, 2019, by and between enGene and BioAgilytix Labs, LLC (incorporated by reference to Exhibit 10.15 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).#+

10.13	Letter Agreement, dated May 16, 2023, by and among enGene, IQ, FEAC and New enGene (incorporated by reference to Exhibit 10.16 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).#+

10.14	Lease Agreement, dated November 1, 2021, by and between enGene and NeoMed Institute, as amended (incorporated by reference to Exhibit 10.17 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.15	Lease Amendment Agreement, dated October 1, 2022, by and between enGene and NeoMed Institute (incorporated by reference to Exhibit 10.18 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.16	Lease Amendment Agreement No. 2, dated April 1, 2023, by and between enGene and NeoMed Institute (incorporated by reference to Exhibit 10.19 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.17	Lease Amendment Agreement No. 3, dated September 1, 2023, by and between enGene and NeoMed Institute (incorporated by reference to Exhibit 10.20 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.18	Lease Agreement, dated December 29, 2022, by and between enGene and Are-Canada No. 5 Holdings, ULC (incorporated by reference to Exhibit 10.21 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.19	Waiver and Consent Letter, dated September 13, 2023, by and among FEAC, enGene and New enGene (incorporated by reference to Exhibit 10.22 to New enGene’s Form S-4/A Registration Statement Registration No.: 333-273851 filed with the SEC on September 26, 2023).

10.20	enGene Holdings Inc. 2023 Incentive Equity Plan.*

10.21	Form of Nonqualified Stock Option Grant Agreement under enGene Holdings Inc. 2023 Incentive Equity Plan.*

10.22	Form of Incentive Stock Option Grant Agreement under enGene Holdings Inc. 2023 Incentive Equity Plan.*

10.23	Form of Restricted Stock Award Agreement under enGene Holdings Inc. 2023 Incentive Equity Plan.*

10.24	Form of Restricted Stock Unit Award Agreement under enGene Holdings Inc. 2023 Incentive Equity Plan.*

10.25	Form of Indemnification Agreement.*

21.1	Subsidiaries of the Registrant.*

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of July 31, 2023 and for the nine months ended July 31, 2023 and for the year ended October 31, 2022.*

99.2	Unaudited Condensed Financial Statements of Forbion European Acquisition Corp. included in “Part I, Item 1” of its Quarterly Report on Form 10-Q filed with the SEC on October 30, 2023 (incorporated by reference to Forbion European Acquisition Corp.’s Quarterly Report on Form 10-Q filed with the SEC on October 30, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
+

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

#	Portions of this exhibit are redacted in accordance with Regulation S-K Item 601(b)(10)(iv).
-	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

October 31, 2023	By:	/s/ Jason D. Hanson
	Name:	Jason D. Hanson
	Title:	Chief Executive Officer